UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2010

GSC Investment Corp.
(Exact name of registrant as specified in charter)

Maryland	001-33376	20-8700615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Campus Drive, Suite 220 Florham Park, New Jersey 07932
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973)-437-1000

888 Seventh Ave, New York, NY 10019
(Former name or former address, if changed since last report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 14, 2010, we issued a press release announcing our financial results for the fiscal third quarter ended November 30, 2009. A copy of the press release, together with the related financial schedules, are attached hereto as Exhibit 99.1, the text of which are incorporated by reference herein.  This press release, together with the related financial schedules, are not to be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, or to form a part of our public disclosure in the United States or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSC Investment Corp.

Date:	January 15, 2010	By:	/s/ Eric Rubenfeld
			Name:	Eric Rubenfeld
			Title:	Vice President and Secretary